UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2006

                                    DVL, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    1-8356                     13-2892858
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

70 East 55th Street, 7th Floor, New York, NY                            10022
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  (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (212) 350-9900

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 7, 2006, DVL, Inc. (the "Company") appointed Henry Swain as Chief Financial Officer, Treasurer, and Executive Vice President of the Company. Mr. Swain, age 52, has served as the Company's Controller, Secretary and Vice President since 2001. Prior to joining the Company in 2001, Mr. Swain was corporate controller for the Lefrak Organization.

Also on April 7, 2006, Jay S. Thailer resigned from the offices of Chief Financial Officer, Treasurer and Executive Vice President of the Company to pursue other business opportunities. Mr. Thailer had no disagreements with management as to accounting policies or procedures.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DVL, INC.


                                              By: /s/ Henry Swain
                                                  ------------------------------
                                              Name: Henry Swain
                                              Title: Executive Vice President
                                              and Chief Financial Officer

Date: April 7, 2006